Other Intangible Assets, Net and Goodwill - Schedule of Future Amortization Expense for Intangible Assets (Detail) - USD ($) $ in Millions	Dec. 31, 2015	Dec. 31, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
2016	$ 44.4
2017	40.9
2018	38.1
2019	29.4
2020	29.0
Thereafter	182.7
Total amortization	$ 364.5	$ 379.9